Exhibit 10.01

RELIANCE STEEL & ALUMINUM CO.
RESTRICTED STOCK UNIT AGREEMENT

(SERVICE)

This Restricted Stock Unit Agreement (this “Agreement”) is made and entered into as of the 16th day of March, 2012 (the “Grant Date”), by and between Reliance Steel & Aluminum Co., a California corporation (the “Company”), and                                   (“Participant”), relating to the grant and issuance of Restricted Stock Units (“RSUs”).  These RSUs are being awarded to you, subject to certain performance criteria, under the Reliance Steel & Aluminum Co. Amended and Restated Stock Option and Restricted Stock Plan (the “Plan”).

R E C I T A L S

A.            The Company maintains the Plan, which is incorporated into and forms a part of this Agreement.  Capitalized terms used in this Agreement without definition shall have the meanings ascribed to such terms in the Plan.

B.            Pursuant to the Plan, the Company desires to grant to Participant, and Participant desires to accept the grant of, RSUs.  The RSUs represent the right to receive shares (“Shares”) of the Company’s common stock, no par value (“Common Stock”), and certain dividend equivalents as set forth below.

C.            Participant has been selected by the Committee (as defined in the Plan) to receive the RSUs pursuant to the Plan.

A G R E E M E N T

NOW, THEREFORE, in consideration of the above premises and the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

ARTICLE 1

Issuance of Shares and Distribution of Dividends

1.1          Grant.  On the date hereof, pursuant to the Plan, the Company hereby grants and issues to Participant, and Participant hereby accepts the grant of,                        RSUs (the “Award”), each of which entitles Participant to receive (i) one Share of Common Stock on the Determination Date (as defined below), (ii) cash payments equaling any cash dividends that would accrue and be payable with respect to a Share where the record date for such dividend is after the Grant Date but before the Shares are issued hereunder and (iii) that number of Shares of Common Stock that would be accrued and issuable in connection with a stock split or stock dividend for each Share issued hereunder where the record date for such stock split or stock dividend is after the Grant Date but before the Shares issuable under subparagraph (i) are issued hereunder.

Subparagraphs (ii) and (iii) shall be referred to as “Dividend Equivalents”, in each case subject to the terms and conditions hereof.  The RSUs are not fully vested as of the date hereof and shall be subject to all of the restrictions described herein and in the Plan.

1.2          Vesting.  The RSUs represent the right to receive Shares and certain Dividend Equivalents and shall vest and be promptly issued or distributed by the Company to Participant on the last business day of the Performance Period (as defined below) (the “Determination Date”) if the following performance goals are attained.  (The three-year period from January 1, 2012 to December 31, 2014 shall be called the “Performance Period” and each year within that Performance Period shall be called a “Performance Year”.)

(a)       With respect to the RSUs awarded hereunder (the “Service RSUs”), if Participant is still employed by the Company or any of its Affiliates, on the Determination Date all of the Service RSUs shall immediately vest and all accrued Shares and Dividend Equivalents related thereto shall vest and shall be promptly issued and distributed to Participant.

(b)       If Participant is not an employee of the Company or any of its Affiliates on the Determination Date, all of the Service RSUs and all Shares and Dividend Equivalents related thereto shall be immediately and automatically forfeited.

(c)       If Participant’s full-time employment with the Company or any Affiliate is terminated for any period of time within the Performance Period, it shall be deemed to be terminated at the end of the Performance Period and all Service RSUs and related Shares and Dividend Equivalents shall be forfeited as of the date Participant’s employment is so terminated unless Participant becomes an employee of the Company or an Affiliate within thirty (30) days after such termination.

1.3          Issuance and Accrual.  Subject to the provisions of Section 4.1 hereof, the applicable number of Shares will be issued if and when the RSUs vest as set forth in Section 1.2 above, with delivery of Shares on the applicable Determination Date (or, to the extent not administratively feasible, as soon as practicable thereafter), in accordance with Section 2.1 hereof and shall be evidenced by one or more certificates (which may be in electronic or book-entry form as determined by the Company).  Subject to this Article 1 and the vesting and issuance of the Shares, Dividend Equivalents in respect of the Shares shall be accrued by the Company for the benefit of Participant and not paid unless and until the related RSUs become vested and are settled.  The Company or its transfer agent shall accrue and maintain records of all such Dividend Equivalents and shall pay, distribute or issue, as appropriate, Dividend Equivalents with respect to the RSUs at the time that the Shares are vested and issued to Participant on the Determination Date.  Any Dividend Equivalents accrued with respect to Shares that are forfeited at the end of the Performance Period shall also be forfeited.

1.4          No Shareholder Status.  Prior to the issuance of Shares underlying the RSUs, Participant shall not have the right to vote the Shares or any other rights as a shareholder of the Company.

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1.5          Section 409A.  This Award is intended to qualify for the short-term deferral exception to Section 409A of the Code (“Section 409A”) described in the regulations promulgated under Section 409A to the maximum extent possible, and for the issuance of Shares upon settlement of RSUs to occur no later than 2 and ½ months following the end of the Performance Period.

ARTICLE 2

Lapse of Restrictions

The RSUs shall become vested, and the underlying Shares shall be issued and Dividend Equivalents paid, distributed or issued, as set forth below:

2.1          Vesting.  Subject to the provisions of Section 2.2, the RSUs shall become vested as provided in Section 1.2 and at such time all RSUs shall be fully vested or the RSUs shall have been forfeited; provided that Participant shall have been a full-time employee of the Company or an Affiliate thereof for the entire Performance Period.  If and to the extent that any RSUs do not vest in accordance herewith for any reason, such RSUs and the Shares and all Dividend Equivalents associated therewith shall be forfeited by Participant, and Participant shall have no further rights with respect hereto or thereto.

2.2          Cessation of Employment; Forfeiture.  Except as provided above, the RSUs shall be forfeited in their entirety immediately upon termination of Participant’s full-time employment with the Company and its Affiliates prior to the end of the Performance Period.

2.3          Compensation Recovery (Clawback).  If Participant is subject to any compensation recovery policy adopted by the Company, as such policy may be amended from time to time, this Agreement and the award of RSUs, the vesting of RSUs and issuance of Shares and the distribution or issuance of any Dividend Equivalents hereunder shall be subject to such policy and may require Participant to return or repay all or a portion of the RSUs, Shares or Dividend Equivalents issued or distributed to Participant hereunder.

2.4          Vesting Following a Change in Control.

(a)           If Participant experiences an Involuntary Termination within 12 months following a Change in Control, the Award shall, on the effective date of the Involuntary Termination, become vested as to that portion of the RSUs calculated by (i) determining the achievement as set forth in Article 1 above but assuming the Performance Period ended immediately prior to such Involuntary Termination, as determined by the Board in its discretion, and (ii) prorating the result by a fraction the numerator of which is the number of days from the start of the Performance Period through the date of such Involuntary Termination and the denominator of which is the number of days in the original Performance Period.

(b)           For purposes of this Agreement, the following terms have the following meaning:

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(i)            “Involuntary Termination” means the termination of Participant’s employment by reason of:

(A) the involuntary discharge of Participant by the Company (or its successor or Affiliate employing him or her) for reasons other than Cause; or

(B) Participant’s voluntary resignation following the occurrence of, without his or her express written consent, a material diminution in Participant’s duties and responsibilities (other than if, after a Change in Control of the Company, Participant is performing substantially the same duties and responsibilities as before the Change in Control but the Company (or its successor or Affiliate employing Participant) is a larger organization, or Participant is performing such duties and responsibilities for a business unit of a parent entity that is a larger organization than Company was before the Change in Control and the business unit continues substantially all of the business of the Company or Affiliate employing Participant (“Good Reason”)); provided that (x) Participant shall provide the Company with a written notice detailing the specific circumstances alleged to constitute Good Reason within 90  days after the first occurrence of such circumstances, (y) the Company shall have 30 days after receipt of such written notice to cure such events and (z)  Participant must actually terminate employment within 30 days following the expiration of the Company’s 30-day cure period described above.

(ii)           “Cause” means:

(A)          an unauthorized use or disclosure by Participant of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company;

(B)          a material breach by Participant of any material agreement between Participant and the Company;

(C)          a material failure by Participant to comply with the Company’s written policies or rules;

(D)          Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State thereof;

(E)           Participant’s gross misconduct, including (without limitation) fraud, embezzlement or dishonesty; or

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(F)           a continuing failure by Participant to perform assigned duties after receiving written notification of such failure from the Board.

(iii)         “Change in Control” means:

(A)          the consummation of an acquisition, merger or consolidation of the Company by, with or into another entity or any other corporate reorganization, if persons who were not majority shareholders of the Company immediately prior to such acquisition, merger, consolidation or other reorganization own immediately after such acquisition, merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (x) the continuing or surviving entity and (y) any direct or indirect parent corporation of such continuing or surviving entity;

(B)          the sale, transfer or other disposition of all or substantially all of the Company’s assets; or

(C)          any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 as amended, (the “Exchange Act”)), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities; provided that for purposes of this subsection, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of an Affiliate and (y) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company;

provided that a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.5          Adjustments.  The RSUs, Shares and Dividend Equivalents to be issued or distributed hereunder shall be subject to adjustment in accordance with Section 12 of the Plan.

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ARTICLE 3

Restrictions on Transfer

3.1          No Transfers.  Except as permitted in Section 3.2 hereof, the RSUs or any interest therein may not be sold, transferred, pledged, hypothecated, or otherwise disposed of (whether by operation of law or otherwise) by Participant, or be subject to execution, attachment or similar process.  Any transfer in violation of this Section 3.1 shall be void and of no further effect.

3.2          Permitted Transfers.  RSUs shall not be transferable except by will or the laws of descent and distribution as set forth in the Plan; provided that they shall remain subject to the restrictions set forth herein and in the Plan.

ARTICLE 4

Taxes and Black-out Periods

4.1          Tax Withholding.  As set forth in Section 12 of the Plan, Participant is responsible for paying to the Company or the Affiliate employing Participant, any federal, state or local taxes of any kind required by law to be withheld with respect to the RSUs, the Shares or the Dividend Equivalents.  Furthermore, Participant hereby authorizes withholding from payroll and any other amounts payable by the Company or the Affiliate employing Participant to Participant, and otherwise agrees to pay in cash to the Company or to the Affiliate employing Participant or to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or the Affiliate employing Participant, if any, which arise in connection with the RSUs, the Shares or the Dividend Equivalents, including, without limitation, obligations arising upon (a) the grant or vesting of RSUs, (b) the issuance of Shares to Participant, (c) the lapsing of any restriction with respect to any RSUs or Shares, (d) the distribution of any Dividend Equivalents, or (e) the transfer by Participant of any Shares.  The Company shall have no obligation to deliver any shares of Common Stock or to release any Shares to Participant pursuant to this Agreement until the tax withholding obligations have been satisfied by Participant.  The Company may, in its discretion, permit or require Participant to satisfy all or any portion of the tax withholding obligations by any specified method, including without limitation (i) by payment by Participant to the Company or the Affiliate employing Participant in cash or by check; or (ii) by the sale by Participant of a number of Shares issued upon settlement of the RSUs which the Company determines is sufficient to generate an amount that meets the minimum tax withholding obligations plus additional shares to account for rounding and market fluctuations, and payment of the amount of such tax withholding to the Company or the Affiliate employing Participant, and Participant agrees and acknowledges that such Shares may be sold as part of a block trade with other participants of the Plan, if the Company so elects.

4.2          Black-out Periods.  Participant acknowledges that, in the event and to the extent that the Company is in a black-out period where trading in the Company’s

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securities is prohibited, Participant shall be prohibited from selling any Shares or any other shares of the Company’s Common Stock to meet Participant’s obligation to pay taxes in the event and to the extent that Participant is or is deemed to be an insider.

ARTICLE 5

Miscellaneous

5.1          Notices.  Any notices, consents, or other communications to be sent or given hereunder by any of the parties shall in every case be in writing and shall be deemed properly served if (a) delivered personally, (b) sent by registered or certified mail, in all such cases with first class postage prepaid, return receipt requested, or (c) delivered to a nationally recognized overnight courier service, to the parties at the addresses set forth below:

If to the Company:	Reliance Steel & Aluminum Co.
350 South Grand Avenue, Suite 5100
Los Angeles, California 90071
Attn: General Counsel
Facsimile: (213) 687-8792

If to Participant:	to Participant’s address on file with the Company

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.  Date of service of such notice shall be (w) the date such notice is personally delivered, (x) three (3) days after the date of mailing if sent by certified or registered mail, or (y) one (1) day after date of delivery to the overnight courier if sent by overnight courier.

5.2          Employment.  No provision of this Agreement or of the RSUs granted hereunder shall give Participant any right to continued employment with the Company or any Affiliate, create any inference as to the length of employment of Participant, affect the right of the Company or any Affiliate to terminate the employment of Participant, with or without Cause, or give Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any Affiliate.

5.3          Governing Law.  This Agreement and the RSUs granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California (other than its laws respecting choice of law).

5.4          Entire Agreement.  This Agreement and the Plan embody the complete agreement and understanding among the parties, and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, with respect to the subject matter hereof.

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5.5          Counterparts.  This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same instrument.

5.6          Successors and Assigns.  This Agreement is intended to bind and inure to the benefit of, and be enforceable by, Participant and the Company and their respective successors and assigns; provided that nothing in this Section revises the restrictions on transfer by Participant set forth in Sections 3.1 and 3.2.

5.7          No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

5.8          Remedies.  Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor.  Participant and the Company agree and acknowledge that money damages will not be an adequate remedy for any breach of the provisions of this Agreement and that the parties shall be entitled to specific performance and injunctive relief in order to enforce, or prevent any violations of, the provisions of this Agreement.

5.9          Amendments and Waivers.  To the extent permitted by the Plan, the Committee (as defined in the Plan) may amend or waive any of the terms of the Award heretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of Participant without Participant’s consent.

5.10        Severability.  In the event that any provision of this Agreement is held to be invalid, void or unenforceable, that provision shall be modified, if possible, to make it enforceable consistent with the intent of the parties and the other provisions hereof shall remain in full force and effect, provided that such modification does not substantially affect the purposes of this Agreement and the intent of the parties hereto.

5.11        Headings.  The captions set forth in this Agreement are for convenience only and shall not be considered as part of this Agreement or as in any way limiting the terms and provisions hereof.

[Remainder of page intentionally left blank.
Signature page follows.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be effective as of the date first written above.

RELIANCE STEEL & ALUMINUM CO.

By:
Name: David H. Hannah
Its: Chairman and Chief Executive Officer

Participant
Name:

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RELIANCE STEEL & ALUMINUM CO.

RESTRICTED STOCK UNIT AGREEMENT

(ROA)

This Restricted Stock Unit Agreement (this “Agreement”) is made and entered into as of the 16th day of March, 2012 (the “Grant Date”), by and between Reliance Steel & Aluminum Co., a California corporation (the “Company”), and                                  (“Participant”), relating to the grant and issuance of Restricted Stock Units (“RSUs”).  These RSUs are being awarded to you, subject to certain performance criteria, under the Reliance Steel & Aluminum Co. Amended and Restated Stock Option and Restricted Stock Plan (the “Plan”).

R E C I T A L S

A.                                    The Company maintains the Plan, which is incorporated into and forms a part of this Agreement.  Capitalized terms used in this Agreement without definition shall have the meanings ascribed to such terms in the Plan.

B.                                    Pursuant to the Plan, the Company desires to grant to Participant, and Participant desires to accept the grant of, RSUs.  The RSUs represent the right to receive shares (“Shares”) of the Company’s common stock, no par value (“Common Stock”), and certain dividend equivalents as set forth below.

C.                                    Participant has been selected by the Committee (as defined in the Plan) to receive the RSUs pursuant to the Plan.

A G R E E M E N T

NOW, THEREFORE, in consideration of the above premises and the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

ARTICLE 1

Issuance of Shares and Distribution of Dividends

1.1                               Grant.  On the date hereof, pursuant to the Plan, the Company hereby grants and issues to Participant, and Participant hereby accepts the grant of,                        RSUs (the “Award”), each of which entitles Participant to receive (i) one Share of Common Stock on the Determination Date (as defined below), (ii) cash payments equaling any cash dividends that would accrue and be payable with respect to a Share where the record date for such dividend is after the Grant Date but before the Shares are issued hereunder and (iii) that number of Shares of Common Stock that would be accrued and issuable in connection with a stock split or stock dividend for each Share issued hereunder where the record date for such stock split or stock dividend is after the Grant Date but before the Shares issuable hereunder are vested.  Subparagraphs (ii) and (iii)

shall be referred to as “Dividend Equivalents”, in each case subject to the terms and conditions hereof.  The RSUs are not fully vested as of the date hereof and shall be subject to all of the restrictions and performance criteria described herein and in the Plan.

1.2                               Vesting.  The RSUs represent the right to receive Shares and certain Dividend Equivalents and shall vest and be promptly issued or distributed by the Company to Participant on the Determination Date if and when the following performance goals are attained by the Company as of December 31, 2014.  (The three-year period from January 1, 2012 to December 31, 2014 shall be called the “Performance Period” and each year within that Performance Period shall be called a “Performance Year”.)

(a)                                                                     With respect to the RSUs granted in this Agreement (the “ROA Performance RSUs”), if, at the end of the Performance Period, the Company has achieved:

(i)                                                                                                                         a Return on Assets (“ROA”) of at least 8% (“Threshold ROA”), 25% of the ROA Performance RSUs shall vest, on the Determination Date.

(ii)                                                                                                                      an ROA of at least 13% (“Target ROA”), 100% of the ROA Performance RSUs shall vest on the Determination Date.

(iii)                                                                                                                   an ROA of at least 18% (“Maximum ROA”), 200% of the ROA Performance RSUs shall vest on the Determination Date.

(iv)                                                                                                                  an ROA that is greater than the Threshold ROA but less than the Target ROA or greater than the Target ROA but less than the Maximum ROA, that number of ROA Performance RSUs determined by multiplying the total number of ROA Performance RSUs granted times the “Multiplier” shown opposite the ROA achieved by the Company on the attached Schedule 1, which is incorporated herein by reference.  The resulting number of ROA Performance RSUs shall vest on the Determination Date.

(v)                                                                                                                     an ROA that is less than the Threshold ROA, all of the ROA Performance RSUs and all Shares and Dividend Equivalents related thereto shall automatically be forfeited.

(vi)                                                                                                                  an ROA that is less than the Target ROA, that portion of the ROA Performance RSUs that are not vested in accordance with (a)(i) or (iv) above and all Shares and Dividend Equivalents related thereto shall be immediately and automatically forfeited.

(b)                                 ROA shall be determined by calculating the ROA for each Performance Year within the Performance Period as the Company’s operating income divided by the average of the Company’s total assets for that Performance Year, rounded to decimal point, (that is, by adding the total assets as of the end of the immediately preceding fiscal year to the total assets at the end of the Performance Year and dividing by two) and then taking the average of those ROAs, rounded to the nearest half percent.

(c)                                  The Board of Directors shall evaluate the Company’s performance to determine whether the performance criteria set forth above have been met no later than

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March 15 of the year immediately following the end of the Performance Period and the RSUs shall vest as of the date of such determination (the “Determination Date”).

(d)                                                                                 For purposes of these calculations, all ROAs shall be rounded to the nearest half percent and all Share amounts shall be rounded to the nearest whole Share.

1.3                               Issuance and Accrual.  Subject to the provisions of Section 4.1 hereof, the applicable number of Shares will be issued if and when the RSUs vest as set forth in Section 1.2 above, and shall be delivered on the applicable Determination Date (or, to the extent not administratively feasible, as soon as practicable thereafter), in accordance with Section 2.1 hereof and shall be evidenced by one or more certificates (which may be in electronic or book-entry form as determined by the Company).  Subject to this Article 1 and the vesting and issuance of the Shares, Dividend Equivalents in respect of the Shares shall be accrued by the Company for the benefit of Participant and not paid unless and until the related RSUs become vested and are settled.  The Company or its transfer agent shall accrue and maintain records of all such Dividend Equivalents and shall pay, distribute or issue, as appropriate, Dividend Equivalents with respect to the RSUs at the time that the Shares are vested and issued to Participant on the Determination Date.  Any Dividend Equivalents accrued with respect to RSUs or Shares that are forfeited at the end of the Performance Period shall also be forfeited.

1.4                               No Shareholder Status.  Prior to the issuance of Shares underlying the RSUs, Participant shall not have the right to vote the Shares or any other rights as a shareholder of the Company.

1.5                               Section 409A. This Award is intended to qualify for the short-term deferral exception to Section 409A of the Code (“Section 409A”) described in the regulations promulgated under Section 409A to the maximum extent possible, and for the issuance of Shares upon settlement of RSUs to occur no later than 2 and ½ months following the end of the Performance Period.

ARTICLE 2

Lapse of Restrictions

The RSUs shall become vested, and the underlying Shares shall be issued and Dividend Equivalents paid, distributed or issued, as set forth below:

2.1                               Vesting.  Subject to the provisions of Section 2.2, the RSUs shall become vested as provided in Section 1.2 and at such time all RSUs shall be fully vested or the RSUs shall have been forfeited; provided that Participant shall have been a full-time employee of the Company or an Affiliate thereof for the entire Performance Period.  If and to the extent that any RSUs do not vest for any reason, such RSUs and the Shares and all Dividend Equivalents associated therewith shall be forfeited by Participant, and Participant shall have no further rights with respect thereto.

2.2                               Cessation of Employment; Forfeiture.  The RSUs shall be forfeited (a) in their entirety immediately upon termination of Participant’s employment with the

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Company and its Affiliates prior to the end of the Performance Period and (b) in whole or in part if, and to the extent, the performance criteria set forth in Section 1.2 have not been achieved as of the end of the Performance Period.

2.3                               Compensation Recovery (Clawback).  If Participant is subject to any compensation recovery policy adopted by the Company, as such policy may be amended from time to time, this Agreement and the award of RSUs, the vesting of RSUs and issuance of Shares and the distribution or issuance of any Dividend Equivalents hereunder shall be subject to such policy and may require Participant to return or repay all or a portion of the RSUs, Shares or Dividend Equivalents issued or distributed to Participant hereunder.

2.4                               Vesting Following a Change in Control.

(a)                                 If Participant experiences an Involuntary Termination within 12 months following a Change in Control, the Award shall, on the effective date of the Involuntary Termination, become vested as to that portion of the RSUs calculated by (i) determining the ROA as set forth in Section 1.2 above but assuming the Performance Period ended immediately prior to such Involuntary Termination based on results through the Company’s most recent fiscal quarter, as determined by the Board in its discretion, and (ii) prorating the result by a fraction the numerator of which is the number of days from the start of the Performance Period through the date of such Involuntary Termination and the denominator of which is the number of days in the original Performance Period.

(b)                                 For purposes of this Agreement, the following terms have the following meaning:

(i)                                     “Involuntary Termination” means the termination of Participant’s employment by reason of:

(A) the involuntary discharge of Participant by the Company (or its successor or Affiliate employing him or her) for reasons other than Cause; or

(B) Participant’s voluntary resignation following the occurrence of, without his or her express written consent, a material diminution in Participant’s duties and responsibilities (other than if, after a Change in Control of the Company, Participant is performing substantially the same duties and responsibilities as before the Change in Control but the Company (or its successor or Affiliate employing Participant) is a larger organization, or Participant is performing such duties and responsibilities for a business unit of a parent entity that is a larger organization than Company was before the Change in Control and the business unit continues substantially all of the business of the Company or the Affiliate employing Participant (“Good Reason”)); provided that (x) Participant shall provide the Company with a written notice detailing the specific circumstances alleged to constitute Good Reason within 90  days after the first occurrence of such circumstances, (y) the Company shall have 30 days after receipt of such written notice to cure such events and (z)  Participant must actually terminate

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employment within 30 days following the expiration of the Company’s 30-day cure period described above.

(ii)                                  “Cause” means:

(A)                               an unauthorized use or disclosure by Participant of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company;

(B)                               a material breach by Participant of any material agreement between Participant and the Company;

(C)                               a material failure by Participant to comply with the Company’s written policies or rules;

(D)                               Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State thereof;

(E)                                Participant’s gross misconduct, including (without limitation) fraud, embezzlement or dishonesty; or

(F)                                 a continuing failure by Participant to perform assigned duties after receiving written notification of such failure from the Board.

(iii)                           “Change in Control” means:

(A)                               the consummation of an acquisition, merger or consolidation of the Company by, with or into another entity or any other corporate reorganization, if persons who were not majority shareholders of the Company immediately prior to such acquisition, merger, consolidation or other reorganization own immediately after such acquisition, merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (x) the continuing or surviving entity and (y) any direct or indirect parent corporation of such continuing or surviving entity;

(B)                               the sale, transfer or other disposition of all or substantially all of the Company’s assets; or

(C)                               any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 as amended, (the “Exchange Act”)), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities; provided that for purposes of this subsection, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of an Affiliate and (y) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company;

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provided that a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.5                               Adjustments.  The RSUs, Shares and Dividend Equivalents to be issued or distributed hereunder shall be subject to adjustment in accordance with Section 12 of the Plan.

ARTICLE 3

Restrictions on Transfer

3.1                               No Transfers.  Except as permitted in Section 3.2 hereof, the RSUs or any interest therein may not be sold, transferred, pledged, hypothecated, or otherwise disposed of (whether by operation of law or otherwise) by Participant, or be subject to execution, attachment or similar process.  Any transfer in violation of this Section 3.1 shall be void and of no further effect.

3.2                               Permitted Transfers.  RSUs shall not be transferable except by will or the laws of descent and distribution as set forth in the Plan; provided that they shall remain subject to the restrictions set forth herein and in the Plan.

ARTICLE 4

Taxes and Black-out Periods

4.1                               Tax Withholding.  As set forth in Section 12 of the Plan, Participant is responsible for paying to the Company or the Affiliate employing Participant, any federal, state or local taxes of any kind required by law to be withheld with respect to the RSUs, the Shares or the Dividend Equivalents.  Furthermore, Participant hereby authorizes withholding from payroll and any other amounts payable by the Company or the Affiliate employing Participant to Participant, and otherwise agrees to pay in cash to the Company or to the Affiliate employing Participant or to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or the Affiliate employing Participant, if any, which arise in connection with the RSUs, the Shares or the Dividend Equivalents, including, without limitation, obligations arising upon (a) the grant or vesting of RSUs, (b) the issuance of Shares to Participant, (c) the lapsing of any restriction with respect to any RSUs or Shares, (d) the distribution of any Dividend Equivalents, or (e) the transfer by Participant of any Shares.  The Company shall have no obligation to deliver any shares of Common Stock or to release any Shares to Participant pursuant to this Agreement until the tax withholding obligations have been satisfied by Participant.  The Company or the Affiliate employing Participant may, in its discretion, permit or require Participant to satisfy all or any portion of the tax withholding obligations by any specified method, including without limitation (i) by payment by Participant to the Company or the Affiliate employing Participant in cash or by check; or (ii) by the sale by Participant of a number of Shares issued upon settlement of the RSUs which the Company determines is

6

sufficient to generate an amount that meets the minimum tax withholding obligations plus additional shares to account for rounding and market fluctuations, and payment of the amount of such tax withholding to the Company or the Affiliate employing Participant, and Participant agrees and acknowledges that such Shares may be sold as part of a block trade with other participants of the Plan, if the Company so elects.

4.2                               Black-out Periods.  Participant acknowledges that, in the event and to the extent that the Company is in a black-out period where trading in the Company’s securities is prohibited, Participant shall be prohibited from selling any Shares or any other shares of the Company’s Common Stock to meet Participant’s obligation to pay taxes in the event and to the extent that Participant is or is deemed to be an insider.

ARTICLE 5

Miscellaneous

5.1                               Notices.  Any notices, consents, or other communications to be sent or given hereunder by any of the parties shall in every case be in writing and shall be deemed properly served if (a) delivered personally, (b) sent by registered or certified mail, in all such cases with first class postage prepaid, return receipt requested, or (c) delivered to a nationally recognized overnight courier service, to the parties at the addresses set forth below:

If to the Company:	Reliance Steel & Aluminum Co.
350 South Grand Avenue, Suite 5100
Los Angeles, California 90071
Attn: General Counsel
Facsimile: (213) 687-8792

If to Participant:	to Participant’s address on file with the Company

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.  Date of service of such notice shall be (w) the date such notice is personally delivered, (x) three (3) days after the date of mailing if sent by certified or registered mail, or (y) one (1) day after date of delivery to the overnight courier if sent by overnight courier.

5.2                               Employment.  No provision of this Agreement or of the RSUs granted hereunder shall give Participant any right to continued employment with the Company or any Affiliate, create any inference as to the length of employment of Participant, affect the right of the Company or any Affiliate to terminate the employment of Participant, with or without Cause, or give Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any Affiliate.

7

5.3                               Governing Law.  This Agreement and the RSUs granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California (other than its laws respecting choice of law).

5.4                               Entire Agreement.  This Agreement and the Plan embody the complete agreement and understanding among the parties, and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, with respect to the subject matter hereof.

5.5                               Counterparts.  This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same instrument.

5.6                               Successors and Assigns.  This Agreement is intended to bind and inure to the benefit of, and be enforceable by, Participant and the Company and their respective successors and assigns; provided that nothing in this Section revises the restrictions on transfer by Participant set forth in Sections 3.1 and 3.2.

5.7                               No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

5.8                               Remedies.  Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor.  Participant and the Company agree and acknowledge that money damages will not be an adequate remedy for any breach of the provisions of this Agreement and that the parties shall be entitled to specific performance and injunctive relief in order to enforce, or prevent any violations of, the provisions of this Agreement.

5.9                               Amendments and Waivers.  To the extent permitted by the Plan, the Committee (as defined in the Plan) may amend or waive any of the terms of the Award heretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of Participant without Participant’s consent.

5.10                        Severability.  In the event that any provision of this Agreement is held to be invalid, void or unenforceable, that provision shall be modified, if possible, to make it enforceable consistent with the intent of the parties and the other provisions hereof shall remain in full force and effect, provided that such modification does not substantially affect the purposes of this Agreement and the intent of the parties hereto.

5.11                        Headings.  The captions set forth in this Agreement are for convenience only and shall not be considered as part of this Agreement or as in any way limiting the terms and provisions hereof.

8

IN WITNESS WHEREOF, the parties have caused this Agreement to be effective as of the date first written above.

RELIANCE STEEL & ALUMINUM CO.

By:
Name: David H. Hannah
Its: Chairman and Chief Executive Officer

Participant
Name:

9

Schedule 1

Reliance Steel & Aluminum Co.

Return on Assets (“ROA”) Metric

	ROA	Percent

Threshold	8%	25%

Target	13%	100%

Max	18%	200%

ROA	Multiplier

8.0%	25%

8.5%	33%

9.0%	40%

9.5%	48%

10.0%	55%

10.5%	63%

11.0%	70%

11.5%	78%

12.0%	85%

12.5%	93%

13.0%	100%

13.5%	110%

14.0%	120%

14.5%	130%

15.0%	140%

15.5%	150%

16.0%	160%

ROA	Multiplier

16.5%	170%

17.0%	180%

17.5%	190%

18.0%	200%

RELIANCE STEEL & ALUMINUM CO.
RESTRICTED STOCK UNIT AGREEMENT

(OP)

This Restricted Stock Unit Agreement (this “Agreement”) is made and entered into as of the 16th day of March, 2012 (the “Grant Date”), by and between Reliance Steel & Aluminum Co., a California corporation (the “Company”), and                              (“Participant”), relating to the grant and issuance of Restricted Stock Units (“RSUs”).  These RSUs are being awarded to you, subject to certain performance criteria, under the Reliance Steel & Aluminum Co. Amended and Restated Stock Option and Restricted Stock Plan (the “Plan”).

R E C I T A L S

A.                                    The Company maintains the Plan, which is incorporated into and forms a part of this Agreement.  Capitalized terms used in this Agreement without definition shall have the meanings ascribed to such terms in the Plan.

B.                                    Pursuant to the Plan, the Company desires to grant to Participant, and Participant desires to accept the grant of, RSUs.  The RSUs represent the right to receive shares (“Shares”) of the Company’s common stock, no par value (“Common Stock”), and certain dividend equivalents as set forth below.

C.                                    Participant has been selected by the Committee (as defined in the Plan) to receive the RSUs pursuant to the Plan.

A G R E E M E N T

NOW, THEREFORE, in consideration of the above premises and the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

ARTICLE 1

Issuance of Shares and Distribution of Dividends

1.1                               Grant.  On the date hereof, pursuant to the Plan, the Company hereby grants and issues to Participant, and Participant hereby accepts the grant of,                        RSUs (the “Award”), each of which entitles Participant to receive (i) one Share of Common Stock on the Determination Date (as defined below), (ii) cash payments equaling any cash dividends that would accrue and be payable with respect to a Share where the record date for such dividend is after the Grant Date but before the Shares are issued hereunder and (iii) that number of Shares of Common Stock that would be accrued and issuable in connection with a stock split or stock dividend for each Share issued hereunder where the record date for such stock split or stock dividend is after the Grant Date but before the Shares issuable hereunder are vested.  Subparagraphs (ii) and (iii)

shall be referred to as “Dividend Equivalents”, in each case subject to the terms and conditions hereof.  The RSUs are not fully vested as of the date hereof and shall be subject to all of the restrictions and performance criteria described herein and in the Plan.

1.2                               Vesting.  The RSUs represent the right to receive Shares and certain Dividend Equivalents and shall vest and be promptly issued or distributed by the Company to Participant on the Determination Date if and when the following performance goals are attained by the Company as of December 31, 2014.  (The three-year period from January 1, 2012 to December 31, 2014 shall be called the “Performance Period” and each year within that Performance Period shall be called a “Performance Year”.)

(a)                                                                     With respect to the RSUs granted in this Agreement (the “OP Performance RSUs”), if the Company, at the end of the Performance Period, has achieved:

(i)                                                                                                                         an operating income cumulative annual growth rate (“OP CAGR”) equal to at least 3% (“OP Threshold”), 25% of the OP Performance RSUs and the Shares and Dividend Equivalents within those OP Performance RSUs shall vest on the Determination Date.

(ii)                                                                                                                      an OP CAGR equal to at least 10% (“OP Target”), 100% of the OP Performance RSUs and the Shares and Dividend Equivalents within those OP Performance RSUs shall vest on the Determination Date.

(iii)                                                                                                                   an OP CAGR equal to at least 17% (“OP Maximum”), 200% of the OP Performance RSUs and the Shares and Dividend Equivalents within those OP Performance RSUs shall vest on the Determination Date.

(iv)                                                                                                                  an OP CAGR that is greater than the OP Threshold but less than the OP Target or greater than the OP Target but less than the OP Maximum, Participant shall be entitled to that number of OP Performance RSUs determined by multiplying the total number of OP Performance RSUs times the “Multiplier” shown opposite the OP CAGR achieved by the Company on the attached Schedule 1, which is incorporated herein by reference.  The number of OP Performance RSUs so calculated and the Shares and Dividend Equivalents within those OP Performance RSUs shall vest on the Determination Date.

(v)                                                                                                                     If the Company has achieved less than the OP Threshold, all of the OP Performance RSUs and all Shares and Dividend Equivalents related thereto shall automatically be forfeited.

(vi)                                                                                                                  If the Company does not meet the OP Target that portion of the OP Performance Shares that are not vested in accordance with (i) or (iv) above and all Shares and Dividend Equivalents related thereto shall be immediately and automatically forfeited.

(b)                                 The OP CAGR shall be calculated at the end of the Performance Period as the cumulative annual growth rate of the Company’s operating income determined by comparing the cumulative operating income as reported by the Company for the

Performance Period with the operating income at the end of the fiscal year immediately preceding the Performance Period.

(c)                                  The Board of Directors shall evaluate the Company’s performance to determine whether the performance criteria set forth above have been met no later than March 15 of the year immediately following the end of the Performance Period and the RSUs shall vest as of the date of such determination (the “Determination Date”).

(d)                                                                                 For purposes of these calculations, the OP CAGR shall be rounded to the nearest half percent and all Share amounts shall be rounded to the nearest whole Share.

1.3                               Issuance and Accrual.  Subject to the provisions of Section 4.1 hereof, the applicable number of Shares will be issued if and when the RSUs vest as set forth in Section 1.2 above, and the Shares shall be delivered on the applicable Determination Date (or, to the extent not administratively feasible, as soon as practicable thereafter), in accordance with Section 2.1 hereof and shall be evidenced by one or more certificates (which may be in electronic or book-entry form as determined by the Company).  Subject to this Article 1 and the vesting and issuance of the Shares, Dividend Equivalents in respect of the Shares shall be accrued by the Company for the benefit of Participant and not paid unless and until the related RSUs become vested and are settled.  The Company or its transfer agent shall accrue and maintain records of all such Dividend Equivalents and shall pay, distribute or issue, as appropriate, Dividend Equivalents with respect to the RSUs at the time that the Shares are vested and issued to Participant on the Determination Date.  Any Dividend Equivalents accrued with respect to Shares that are forfeited at the end of the Performance Period shall also be forfeited.

1.4                               No Shareholder Status.  Prior to the issuance of Shares underlying the RSUs, Participant shall not have the right to vote the Shares or any other rights as a shareholder of the Company.

1.5                               Section 409A. This Award is intended to qualify for the short-term deferral exception to Section 409A of the Code (“Section 409A”) described in the regulations promulgated under Section 409A to the maximum extent possible, and for the issuance of Shares upon settlement of RSUs to occur no later than 2 and ½ months following the end of the Performance Period.

ARTICLE 2

Lapse of Restrictions

The RSUs shall become vested, and the underlying Shares shall be issued and Dividend Equivalents paid, distributed or issued, as set forth below:

2.1                               Vesting.  Subject to the provisions of Section 2.2, the RSUs shall become vested as provided in Section 1.2 and at such time all RSUs shall be fully vested or the RSUs shall have been forfeited; provided that Participant shall have been a full-time employee of the Company or an Affiliate thereof for the entire Performance Period.  If and to the extent that any RSUs do not vest for any reason, such RSUs, the Shares and all associated Dividend Equivalents shall be forfeited by Participant, and Participant shall have no further rights with respect thereto.

2.2                               Cessation of Employment; Forfeiture.  The RSUs shall be forfeited (a) in their entirety immediately upon termination of Participant’s employment with the Company and its Affiliates prior to the end of the Performance Period and (b) in whole or in part if, and to the extent, the performance criteria set forth in Section 1.2 have not been achieved as of the end of the Performance Period.

2.3                               Compensation Recovery (Clawback).  If Participant is subject to any compensation recovery policy adopted by the Company, as such policy may be amended from time to time, this Agreement and the award of RSUs, the vesting of RSUs and issuance of Shares and the distribution or issuance of any Dividend Equivalents hereunder shall be subject to such policy and may require Participant to return or repay all or a portion of the RSUs, Shares or Dividend Equivalents issued or distributed to Participant hereunder.

2.4                               Vesting Following a Change in Control.

(a)                                 If Participant experiences an Involuntary Termination within 12 months following a Change in Control, the Award shall, on the effective date of the Involuntary Termination, become vested as to that portion of the RSUs calculated by (i) determining the OP CAGR as set forth in Section 1.2 above but assuming the Performance Period ended immediately prior to such Involuntary Termination based on results through the Company’s most recent fiscal quarter, as determined by the Board in its discretion, and (ii) prorating the result by a fraction the numerator of which is the number of days from the start of the Performance Period through the date of such Involuntary Termination and the denominator of which is the number of days in the original Performance Period.

(b)                                 For purposes of this Agreement, the following terms have the following meaning:

(i)                                     “Involuntary Termination” means the termination of Participant’s employment by reason of:

(A) the involuntary discharge of Participant by the Company (or its successor or Affiliate employing him or her) for reasons other than Cause; or

(B) Participant’s voluntary resignation following the occurrence of, without his or her express written consent, a material diminution in Participant’s duties and responsibilities (other than if, after a Change in Control of the Company, Participant is performing substantially the same duties and responsibilities as before the Change in Control but the Company (or its successor or Affiliate employing Participant) is a larger organization, or Participant is performing such duties and responsibilities for a business unit of a parent entity that is a larger organization than Company was before the Change in Control and the business unit continues substantially all of the business of the Company or the Affiliate employing Participant (“Good Reason”)); provided that (x) Participant shall provide the Company with a written notice detailing the specific circumstances alleged to constitute Good Reason within 90  days after the first occurrence of such circumstances, (y) the Company shall have 30 days after receipt of such written notice to cure such events and (z)  Participant must actually terminate employment within 30 days following the expiration of the Company’s 30-day cure period described above.

(ii)                                  “Cause” means:

(A)                               an unauthorized use or disclosure by Participant of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company;

(B)                               a material breach by Participant of any material agreement between Participant and the Company;

(C)                               a material failure by Participant to comply with the Company’s written policies or rules;

(D)                               Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State thereof;

(E)                                Participant’s gross misconduct, including (without limitation) fraud, embezzlement or dishonesty; or

(F)                                 a continuing failure by Participant to perform assigned duties after receiving written notification of such failure from the Board.

(iii)                           “Change in Control” means:

(A) the consummation of an acquisition, merger or consolidation of the Company by, with or into another entity or any other corporate reorganization, if persons who were not majority shareholders of the Company immediately prior to such acquisition, merger, consolidation or other reorganization own immediately after such acquisition, merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (x) the continuing or surviving entity and (y) any direct or indirect parent corporation of such continuing or surviving entity;

(B)                               the sale, transfer or other disposition of all or substantially all of the Company’s assets; or

(C)                               any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 as amended, (the “Exchange Act”)), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities; provided that for purposes of this subsection, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of an Affiliate and (y) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company;

provided that a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.5                               Adjustments.  The RSUs, Shares and Dividend Equivalents to be issued or distributed hereunder shall be subject to adjustment in accordance with Section 12 of the Plan.

ARTICLE 3

Restrictions on Transfer

3.1                               No Transfers.  Except as permitted in Section 3.2 hereof, the RSUs or any interest therein may not be sold, transferred, pledged, hypothecated, or otherwise disposed of (whether by operation of law or otherwise) by Participant, or be subject to execution, attachment or similar process.  Any transfer in violation of this Section 3.1 shall be void and of no further effect.

3.2                               Permitted Transfers.  RSUs shall not be transferable except by will or the laws of descent and distribution as set forth in the Plan; provided that they shall remain subject to the restrictions set forth herein and in the Plan.

ARTICLE 4

Taxes and Black-out Periods

4.1                               Tax Withholding.  As set forth in Section 12 of the Plan, Participant is responsible for paying to the Company or the Affiliate employing Participant, any federal, state or local taxes of any kind required by law to be withheld with respect to the RSUs, the Shares or the Dividend Equivalents.  Furthermore, Participant hereby authorizes withholding from payroll and any other amounts payable by the Company or the Affiliate employing Participant to Participant, and otherwise agrees to pay in cash to the Company or the Affiliate employing Participant or to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or the Affiliate employing Participant, if any, which arise in connection with the RSUs, the Shares or the Dividend Equivalents, including, without limitation, obligations arising upon (a) the grant or vesting of RSUs, (b) the issuance of Shares to Participant, (c) the lapsing of any restriction with respect to any RSUs or Shares, (d) the distribution of any Dividend Equivalents, or (e) the transfer by Participant of any Shares.  The Company shall have no obligation to deliver any shares of Common Stock or to release any Shares to Participant pursuant to this Agreement until the tax withholding obligations have been satisfied by Participant.  The Company or the Affiliate employing Participant may, in its discretion, permit or require Participant to satisfy all or any portion of the tax withholding obligations by any specified method, including without limitation (i) by payment by Participant to the Company or the Affiliate employing Participant in cash or by check; or (ii) by the sale by Participant of a number of Shares issued upon settlement of the RSUs which the Company determines is sufficient to generate an amount that meets the minimum tax withholding obligations plus additional shares to account for rounding and market fluctuations, and payment of the amount of such tax withholding to the Company or the Affiliate employing Participant, and Participant agrees and acknowledges that such Shares may be sold as part of a block trade with other participants of the Plan, if the Company so elects.

4.2                               Black-out Periods.  Participant acknowledges that, in the event and to the extent that the Company is in a black-out period where trading in the Company’s securities is prohibited, Participant shall be prohibited from selling any Shares or any other shares of the Company’s Common Stock to meet Participant’s obligation to pay taxes in the event and to the extent that Participant is or is deemed to be an insider.

ARTICLE 5

Miscellaneous

5.1                               Notices.  Any notices, consents, or other communications to be sent or given hereunder by any of the parties shall in every case be in writing and shall be deemed properly served if (a) delivered personally, (b) sent by registered or certified mail, in all such cases with first class postage prepaid, return receipt requested, or (c) delivered to a nationally recognized overnight courier service, to the parties at the addresses set forth below:

If to the Company:	Reliance Steel & Aluminum Co.
350 South Grand Avenue, Suite 5100
Los Angeles, California 90071
Attn: General Counsel
Facsimile: (213) 687-8792

If to Participant:	to Participant’s address on file with the Company

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.  Date of service of such notice shall be (w) the date such notice is personally delivered, (x) three (3) days after the date of mailing if sent by certified or registered mail, or (y) one (1) day after date of delivery to the overnight courier if sent by overnight courier.

5.2                               Employment.  No provision of this Agreement or of the RSUs granted hereunder shall give Participant any right to continued employment with the Company or any Affiliate, create any inference as to the length of employment of Participant, affect the right of the Company or any Affiliate to terminate the employment of Participant, with or without Cause, or give Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any Affiliate.

5.3                               Governing Law.  This Agreement and the RSUs granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California (other than its laws respecting choice of law).

5.4                               Entire Agreement.  This Agreement and the Plan embody the complete agreement and understanding among the parties, and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, with respect to the subject matter hereof.

5.5                               Counterparts.  This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same instrument.

5.6                               Successors and Assigns.  This Agreement is intended to bind and inure to the benefit of, and be enforceable by, Participant and the Company and their respective successors and assigns; provided that nothing in this Section revises the restrictions on transfer by Participant set forth in Sections 3.1 and 3.2.

5.7                               No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

5.8                               Remedies.  Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor.  Participant and the Company agree and acknowledge that money damages will not be an adequate remedy for any breach of the provisions of this Agreement and that the parties shall be entitled to specific performance and injunctive relief in order to enforce, or prevent any violations of, the provisions of this Agreement.

5.9                               Amendments and Waivers.  To the extent permitted by the Plan, the Committee (as defined in the Plan) may amend or waive any of the terms of the Award heretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of Participant without Participant’s consent.

5.10                        Severability.  In the event that any provision of this Agreement is held to be invalid, void or unenforceable, that provision shall be modified, if possible, to make it enforceable consistent with the intent of the parties and the other provisions hereof shall remain in full force and effect, provided that such modification does not substantially affect the purposes of this Agreement and the intent of the parties hereto.

5.11                        Headings.  The captions set forth in this Agreement are for convenience only and shall not be considered as part of this Agreement or as in any way limiting the terms and provisions hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be effective as of the date first written above.

RELIANCE STEEL & ALUMINUM CO.

By:

Name: David H. Hannah
Its: Chairman and Chief Executive Officer

Participant
Name:

Schedule 1

Reliance Steel & Aluminum Co.

Operating Income Metric

	Op Inc CAGR	Percent

Threshold	3%	25%

Target	10%	100%

Max	17%	200%

Op Inc CAGR	Multiplier

3.0%	25%

3.5%	30%

4.0%	36%

4.5%	41%

5.0%	46%

5.5%	52%

6.0%	57%

6.5%	63%

7.0%	68%

7.5%	73%

8.0%	79%

8.5%	84%

9.0%	89%

9.5%	95%

10.0%	100%

10.5%	107%

11.0%	114%

Op Inc CAGR	Multiplier

11.5%	121%

12.0%	129%

12.5%	136%

13.0%	143%

13.5%	150%

14.0%	157%

14.5%	164%

15.0%	171%

15.5%	179%

16.0%	186%

16.5%	193%

17.0%	200%